UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Modified Securities and Exchange Commission Reporting

As previously reported, on December 14, 2016, Violin Memory, Inc. (the “Company”) filed a voluntary petition (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company is continuing in possession of its assets and is managing its business as a debtor in possession in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Chapter 11 Case is being administered by the Bankruptcy Court in the proceeding bearing the caption In re Violin Memory, Inc., Case No. 16-12782.

Also as previously reported, during the pendency of the Chapter 11 Case, the Company has determined to modify its reporting with respect to its obligations under the federal securities laws. In lieu of filing periodic reports on Forms 10-K and Forms 10-Q, the Company will file, monthly, with the Securities and Exchange Commission (“SEC”) a current report on Form 8-K that will have attached the monthly financial report required by the Bankruptcy Court. The Company does not intend to file future periodic reports on Forms 10-Q and 10-K while the Chapter 11 Case is pending. The Company will continue to file current reports on Form 8-K as required by the federal securities laws. The Company believes that this modified reporting program is consistent with the protection of its investors as set forth in SEC Exchange Act Release No. 9660, dated June 30, 1972.

Monthly Operating Report

On February 22, 2017, the Company filed its monthly operating report for the period from January 1, 2017 through January 31, 2017 with the Bankruptcy Court (the “Monthly Operating Report”). The Monthly Operating Report is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference. The filing of and information included in this Current Report on Form 8-K, including Exhibit 99.1, should not be deemed any admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

In accordance with General Instructions B.2. of Form 8-K, the information with respect to the Company in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Information Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report because it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Case, and is in a format acceptable to the U.S. Trustee. The Company is not required to update publicly the Monthly Operating Report to reflect more current facts, estimates or other information, or the occurrence of future events, including in the event that the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by the Company’s independent registered public accounting firm, does not contain all of the information and footnotes required by generally accepted accounting principles under applicable law, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete or that it provides all of the information necessary to understand the Company’s current financial position. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its periodic reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Information Regarding Forward-Looking Statements

Certain statements and information included in this Current Report on Form 8-K may constitute “forward-looking” statements that are generally identifiable through the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that are made regarding financial expectations. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future business or financial performance and that actual future results may differ materially due to a variety of factors. Factors that could cause the Company’s results to differ materially include, but are not limited to, the following: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions and actions in connection with a plan of reorganization in the Chapter 11 Case; (ii) the Company’s ability to operate its business during the pendency of the Chapter 11 Case; (iii) the effects of the filing of the Chapter 11 Case on the Company’s business operations and the upon the interests of various creditors, stockholders and other stakeholders; (iv) the length of time the Company will operate as a debtor in possession in the Chapter 11 Case; ( v) risks associated with motions and other actions that third parties may take in the Chapter 11 Case, which may interfere with the Company’s ability to develop, secure approval of, and consummate a plan of reorganization; (vi) the potential adverse effects of the Chapter 11 Case on the Company’s financial condition, business operations, customers and potential customers, employees, liquidity, and results of operations; and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended July 31, 2016. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Information Regarding the Chapter 11 Case

The Company’s stockholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 Case is highly speculative and poses substantial risks, including the risk that the Company’s stock may be of little or no value. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities upon the conclusion of the Chapter 11 Case. Therefore, the Company urges extreme caution with respect to existing and future investments in its securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Monthly Operating Report of Violin Memory, Inc. for the period from January 1, 2017 through January 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: March 6, 2017	By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Monthly Operating Report of Violin Memory, Inc. for the period from January 1, 2017 through January 31, 2017.